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                                                                   EXHIBIT 10.19



               [LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE--NET
                (Do not use this form for Multi-Tenant Property)


1. Basic Provisions ("Basic Provisions")

   1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, October 10, 2001, is made by and between RESEARCH VENTURE, LLC, a California limited liability company ("LESSOR") and LITRONIC INC., a Delaware corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

   1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as a to-be-built approximately 40,100 sq. ft. building located in the County of Orange, State of California, and generally described as (describe briefly the nature of the property) Parcels 22 and 24 of Parcel Map 90-128 in Irvine Spectrum 5 ("PREMISES"). (See Paragraph 2 for further provisions.)

   1.3 TERM: seven (7) years and zero (0) months ("ORIGINAL TERM") commencing on substantial completion of the Premises ("COMMENCEMENT DATE") and ending the last day of the 7th year thereafter ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

   1.4 EARLY POSSESSION: last 30 days before substantial completion for fixturization and move-in ("EARLY POSSESSION DATE"). (See Paragraphs 3.2 and
3.3 for further provisions.)

   1.5  BASE RENT: $73,383.00 per month ("BASE RENT"), payable on the first
(1st) day of each month commencing as of the Commencement Date. Base Rent is subject to adjustment based on the final square footage of the building x $1.83 per square foot per month. (See Paragraph 4 for further provisions.)

/x/ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

   1.6  BASE RENT PAID UPON EXECUTION: $ 0.00 as Base Rent for the period  N/A

   1.7 SECURITY DEPOSIT: $75,000.00 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

   1.8 PERMITTED USE: Any lawful use, subject to use permit and approvals to be obtained by Lessee at its expense (See Paragraph 6 for further provisions.)

   1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

   1.10 INTENTIONALLY OMITTED

   1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (See Paragraph 37 for further provisions.)

   1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Inserts 1 through 10 and Exhibits A through C all of which constitute a part of this Lease.

2. PREMISES.

   2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less. Lessee shall have exclusive use of all parking located upon the Premises.

   2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within one hundred twenty (120) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

   2.3  INTENTIONALLY OMITTED

   2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

   2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

   2.6 LESSEE'S ACKNOWLEDGEMENT. Lessee acknowledges that as of the execution of the Commencement Date it will have had an adequate opportunity to inspect the Premises and to investigate its physical characteristics and conditions. Except as expressly provided in Section 2.2 above, as of the execution of the Commencement Date, Lessee shall be deemed to have waived any and all objections to the physical characteristics and conditions of the Premises which would be disclosed by a reasonable and diligent inspection. Lessee acknowledges that, except as specifically provided in this Lease, neither Lessor nor any of its employees, agents or representatives has made any representations, warranties or agreements to or with Lessee on behalf of Lessor as to any matters concerning the Premises, the use thereof, or the suitability of Lessee's intended use of the Premises, and that Lessee accepts the Premises in their "AS-IS" condition. Without limiting the generality of the foregoing, Lessee understands and agrees that it leases the Premises without any representations or warranties by Lessor, or by any official, employee or agent of Lessor, regarding the existence, use, generation, manufacture, storage, transportation, release or disposal of Hazardous Substances and/or oil wells and/or underground storage tanks and/or pipelines on, under or about the Premises, or regarding whether the Premises is or may be in violation of any federal, state or local law, ordinance or regulation relating to Hazardous Substances and/or oil wells and/or underground storage tanks and/or pipelines on, under or about the Premises, including without limitation, soil and ground water conditions. Lessee acknowledges and understands that it must perform is own "due diligence" with respect to all environmental matters relating to the Premises, inclusive of any environmental audits or assessments performed by or on behalf of Lessor.

     2.7 PURCHASE AND FINANCING CONTINGENCY. It is understood and agreed that as of the date of this Lease, lessor does not own the real property described in Paragraph 1.2, and that the acquisition of such real property by Lessor and the obtaining of construction financing for the construction of the building to be built thereon by Lessor on such terms and amounts as are acceptable to Lessor, are conditions precedent to the further obligations of Lessor and Lessee under this Lease. Lessor shall have the right to terminate this Lease, by written notice to Lessee, should Lessor fail to close on its acquisition of the real property and construction financing for the building to be built thereon within one hundred twenty (120) days following full execution and delivery of this Lease by both Lessor and Lessee, plus additional periods of delay due to force majeure. In the event of any such termination, Lessor shall promptly return to Lessee the Security Deposit paid upon execution and delivery of this Lease by Lessee, and thereafter the parties shall be discharged from all further rights and obligations under this Lease.

3. TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

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(C) 1990-American Industrial Real Estate Association          FORM 204N-R-12/91




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     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   RENT.

     4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee. On each 30-month anniversary of the Commencement Date, the Base Rent shall be increased to an amount equal to the Base Rent then in effect multiplied by 1.075.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

          (c) Throughout the Lease Term, Lessee, at Lessee's sole cost and expense, shall comply with, and shall not use the Premises in any way which conflicts with, all Applicable Laws and Applicable Requirements (as hereinafter defined). Lessee shall not place or permit to be placed any loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Lessor or which might damage the Premises, or place or permit to be placed any harmful liquids in the drainage systems, and Lessee shall not dump or store, or permit to be dumped or stored, any inventory, waste materials, refuse or other materials or allow any such materials to remain outside the Premises, except in designated enclosed trash areas. Lessee, at its sole cost and expense, shall procure, maintain and make available for Lessor's inspection throughout the Lease Term, all governmental approvals, licenses and permits required for the proper and lawful conduct of Lessee's Permitted Use of the Premises.

     6.2  HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) regulated or monitored by any governmental authority, or (ii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or in violation of any Applicable Requirements. Notwithstanding the foregoing, Lessee may, following Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          Prior to the execution of this Lease, Lessee shall complete, execute and deliver to Lessor an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in form required by Lessor, and Lessee shall certify to Lessor all information contained in the Environmental Questionnaire as true and correct to the best of Lessee's knowledge and belief. The completed Environmental Questionnaire shall be deemed incorporated into this Lease for all purposes, and Lessor shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Lessee shall disclose to Lessor in writing the names and amounts of all Hazardous Substances, or any combination thereof, which were stored, generated, used or disposed of on, under or about the Premises for the twelve-month period prior to each Disclosure Date, and which Lessee intends to store, generate, use or dispose of on, under or about the Premises through the next Disclosure Date. At Lessor's option, Lessee's disclosure obligations hereunder shall include a requirement that Lessee update, execute and deliver to Lessor the Environmental Questionnaire, as the same may be modified by Lessor from time to time.

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises in violation of any Applicable Requirements other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, upon written notice to Lessee in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. Lessee may require that all persons entering the Premises be escorted by Lessee's personnel.

7. MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS.

     7.1 LESSEE'S OBLIGATIONS.

          (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition),


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7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14
(condemnation, Lessee's shall Lessee's sole cost and expense and at all times keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and or standpipe and hose or other automatic fire extinguishing system, including fire alarm and or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

     7.2 LESSOR'S OBLIGATIONS.   Except for the warranties and agreements of
Lessor contained in Paragraph 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

     7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent, which shall not be unreasonably withheld. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law and shall not involve the installation of any Hazardous Substance. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor, Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $50,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessees posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

          (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

          (a) OWNERSHIP. All Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

          (b) REMOVAL. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the lease term or any earlier termination date with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under the Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessees Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. INSURANCE; INDEMNITY.

     8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

     8.2 LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. In the event Lessor is the Insuring party, Lessor may also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

  8.3 PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

     (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDER(S)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $10,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

     (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses if any otherwise payable by Lessee for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

     (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

  8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property. Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

  8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A VIII or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof in a form acceptable to Lessor, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

  8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

Notwithstanding the foregoing, it is agreed that (i) nothing contained herein shall absolve Lessee of its obligations of maintenance and repair and payment of insurance deductibles under this Lease, and (ii) in the event that any loss is due to the act, omission or negligence or willful misconduct of Lessee or any of its agents, employees, contractors or invitees, Lessee's liability insurance shall be primary and shall cover all losses and damages prior to any other insurance hereunder.

  8.7 INDEMNITY. Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents. Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded nor not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

  8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except to the extent caused by the negligence or willful misconduct of Lessor, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee's employees, contractors, invitees, customers or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. DAMAGE OR DESTRUCTION.

  9.1 LESSOR'S OBLIGATION TO REBUILD. If the Premises are damaged by fire or other casualty ("Premises Partial Damage"), Lessee shall promptly give notice thereof to Lessor, and Lessor shall thereafter repair the Premises as set forth in Paragraph 9.4 unless Lessor has the right to terminate this Lease as provided in Paragraph 9.2 and Lessor elects to so terminate. If the Premises are totally destroyed other than by any act or omission of Lessee or Lessee's agents, employees, contractors or invitees, this Lease shall automatically terminate as of the date of such total destruction.

 9.2 LESSOR'S RIGHT TO TERMINATE. Lessor shall have the right to terminate this Lease following a Premises Partial Damage if any of the following occurs: (1) insurance proceeds (together with any additional amounts Lessee elects, at its option, to contribute) are not available to Lessor to pay one hundred percent (100%) of the cost to fully repair the Premises, excluding the deductible (for which Lessee shall be responsible to pay); (ii) Lessor determines that the Premises cannot, with reasonable diligence, be fully repaired by Lessor (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Substances, earthquake faults, radiation, chemical waste and other similar dangers) within one hundred eighty
(180) days after the date of such Premises Partial Damage; or (iii) a Default or Breach by Tenant has occurred and is continuing at the time. If Lessor elects to terminate this Lease pursuant to this Paragraph 9.2, Lessor shall give Lessee written notice of its election to terminate within thirty (30) days after Lessor has knowledge of such Premises Partial Damage, and this Lease shall terminate thirty (30) days after the date of such notice. The determination in good faith by Lessor of or relating to the estimated cost of repair of any damage, replacement cost, the time period required for repair or the interference with or suitability of the Premises for Lessee's use or occupancy, shall be conclusive for purposes hereof.

  9.3 EFFECT OF TERMINATION. If this Lease is terminated pursuant to Paragraphs
9.1 or 9.2, Lessor shall, subject to the rights of any Lenders, be entitled to receive and retain all insurance proceeds resulting from or attributable to such damage or destruction, except for proceeds payable under policies obtained by Lessee which specifically insure Lessee's personal property and Trade Fixtures. If Lessor does not exercise any right to terminate this Lease, this Lease will continue in full force and effect, and Lessor shall, promptly following the tenth (10th) day after the date of receipt of the amounts set forth in clause
(i) of Paragraph 9.2, commence the process of obtaining necessary permits and approvals for the repair of the Premises, and shall commence such repair and prosecute the same diligently to completion as soon thereafter as is practicable. Lessee shall fully cooperate with Lessor in removing Lessee's personal property, Trade Fixtures, and any debris from the Premises to facilitate the making of such repairs.

  9.4 LIMITED OBLIGATION TO REPAIR. Lessor's obligation, should it elect or be obligated to repair the Premises following a Premises Partial Damage, shall be limited to the Improvements constructed by Lessor pursuant to Exhibit A, and Lessee shall, at its expense, replace or fully repair all Lessee's personal property, Trade Fixtures, Utility Installations and Lessee-Owned Alterations installed by Lessee existing at the time of such damage. If the Premises are to be repaired in accordance with the foregoing, Lessee shall make available to Lessor any portion of insurance proceeds it receives which are allocable to any Improvements installed by Lessor.

   9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("EXERCISE PERIOD"), exercising such option. If Lessee duly exercises such option during said Exercise Period Lessor shall, to the extent otherwise required by this Paragraph 9, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

   9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

        (a) In the event of damage described in Paragraph 9.2 (Partial Damage -- Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

        (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue. Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty
(30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the premises, whichever first occurs.

   9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13). Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice.

   9.8 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

   9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES.

  10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

  10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

  10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12. ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) Notwithstanding anything herein to the contrary, Lessee shall have the right to assign this Lease or to sublet the Premises in whole or in part to any entity which controls, is controlled by, or is under common control with Lessee ("Affiliate"), provided that Lessee provides written notice to Lessor of any such subletting or assignment and of the identity of such assignee or sublessee and provided that the obligations of Lessee shall not be diminished or effected in any manner by reason of such assignment or subletting. In addition, a sale or transfer of any stock of Lessee shall not constitute a transfer or assignment and shall not require the consent of Lessor hereunder.

          (d) Where Lessor's consent is required under this Paragraph 12, an assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to terminate this Lease.

          (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

          (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 (which amount shall be reduced to $500 for any assignment or sublease to an Affiliate), as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

          (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction.

          (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment structure of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment structure for property similar to the Premises as then constituted.

          (i) Lessor shall, within thirty (30) days of receipt of written notice of any proposed assignment of sublease and all information requested by Lessor concerning the proposed assignee or sublessee, elect to take one of the following actions:

                  (i) consent to such proposed assignment or sublease;

                  (ii) refuse to consent to such proposed assignment or sublease, which refusal shall be on reasonable grounds; or

                  (iii) if Lessee proposes to sublease all or part of the Premises for the entire remaining Lease term, Lessor may, at its option exercised by thirty (30) days notice to Lessee, elect to recapture such portion of the Premises as Lessee proposes to sublease and as of the thirtieth (30th) day after Lessor so notifies Lessee of its election to recapture, this Lease shall terminate as to the portion of the Premises recaptured and the Base Rent payable under this Lease shall be reduced in the same proportion that the floor area of that portion of the Premises so recaptured bears to the floor area of the Premises prior to such recapture.

          (j) Lessee agrees, by way of example and without limitation, that it shall not be unreasonable for Lessor to withhold its consent to a proposed assignment or subletting if any of the following situations exist or may exist:

                  (i) Lessor determines that the proposed assignee's or sublessee's use of the Premises presents an unacceptable risk, as determined by Lessor (and Lessor may require such assignee or sublessee to complete the Environmental Questionnaire in the manner described in Paragraph 6.2 prior to making such determination), or conflicts with any use or other provision under this Lease;

                  (ii) Lessor determines that the proposed assignee or sublessee is not as financially responsible as Lessee as of the date of Lessee's request for consent or as of the effective date of such assignment or subletting;

                  (iii) Lessor determines that the proposed assignee or sublessee lacks sufficient business reputation or experience to conduct on the Premises a business of a type and quality equal to that conducted by Lessee;


                  (iv) Lessor determines that the proposed assignment or subletting would breach a covenant, condition or restriction in some other lease, financing agreement or other agreement relating to the Industrial Center, the Building, the Premises or this Lease;

                  (v) Lessor determines that the proposed assignee or sublessee
          (A) has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Substances contaminating a property if such contamination resulted from the proposed assignee's or sublessee's actions or use of the property in question, or (B) is subject to any enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Substances; or

                  (vi) A Default or Breach by Lessee has occurred and is continuing at the time of Lessee's request for Lessor's consent, or as of the effective date of such assignment or subletting.

          Lessee acknowledges that if Lessee has any exterior sign rights under this Lease, such rights are personal to Lessee and may not be assigned or transferred to any assignee of this Lease or sublessee of the Premises without Lessor's prior written consent, which consent may be withheld in Lessor's sole and absolute discretion.

          (k) Lessee agrees that fifty percent (50%) of any amounts paid by the assignee or sublessee, however described, in excess of (i) the Base Rent payable by Lessee hereunder (or, in the case of sublease of a portion of the Premises, in excess of the Base Rent reasonably allocable to such portion), plus (ii) Lessee's direct out-of-pocket costs which Lessee certifies to Lessor have been paid to provide occupancy related services to such assignee or sublessee of a nature commonly provided by landlords of similar space, shall be the property of Lessor and such amounts shall be payable directly to Lessor by the assignee or sublessee. At Lessor's request, a written agreement shall be entered into by and among Lessee, Lessor and the proposed assignee or sublessee confirming the requirements hereof.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease, provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

          (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall have the right, but not the obligation, to deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice.

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period to cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) The vacating of the Premises without the intention to reoccupy same or the abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of thirty (30) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c) above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. (Section) 101 or any successor statute thereto (unless, the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming solvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

Any written notice given under this Paragraph 13.1 shall be in lieu of, and not in addition to, the notice requirements of California CCP Section 1161 et. seq.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check in the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, at which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination;
(ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INTENTIONALLY OMITTED

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

     13.6 LIMITATION OF LESSOR'S LIABILITY. The obligations of Lessor do not constitute the personal obligations of the individual partners, trustees, directors, officers or shareholders of Lessor or its constituent partners. If Lessor shall fail to perform any covenant, term, or condition of this Lease upon Lessor's part to be performed, Lessee shall be required to deliver to Lessor written notice of the same. If, as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Lessor in the Building and out of rent or other income from such property receivable by Lessor or out of consideration received by Lessor from the sale or other disposition of all or any part of Lessor's right, title or interest in the Building, and no action for any deficiency may be sought or obtained by Lessee.

    13.7 LIMITATION OF ACTIONS AGAINST LESSOR. Any claim, demand or right of any kind by Lessee which is based upon or arises in connection with this Lease shall be barred unless Lessee commences an action thereon within the earlier of
(i) six (6) months after the date that Lessee discovers the act, omission, event or default upon which the claim, demand or right arises, or (ii) twelve
(12) months after the date that the act, omission, event or default upon which the claim, demand or right arises, has occurred.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. BROKER'S FEE.

     15.1 TO 15.4 INTENTIONALLY OMITTED

     15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

     15.6 INTENTIONALLY OMITTED

16. TENANCY STATEMENT.

     16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 Within ten (10) days after written request from Lessor, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to Lessor and to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.


19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 10% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises.

23. NOTICES.

     23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be constituted as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

26. RECORDING. Lessee shall not record this Lease or any short form memorandum thereof.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. Lessee indemnifies Lessor from all loss or liability arising from any holding over by Lessee without Lessor's express written consent or failure of Lessee to surrender the Premises in accordance with Paragraph 7.4(c), including without limitation claims made by succeeding lessees or losses due to lost opportunities to lease to succeeding lessees.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in the Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Subject to compliance with all Applicable Law and reasonable approval by Lessor, Lessee shall be entitled to all signage rights on the Premises. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

    (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e)(applicable to assignment or subletting). Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

    (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. GUARANTOR.

    37.1 & 37.2 INTENTIONALLY OMITTED

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises as against Lessor and any parties claiming through Lessor for the entire term hereof subject to all of the provisions of this Lease.


39. OPTIONS.

    39.1 Definition. As used in this Paragraph 39 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to review this Lease

    39.2 & 39.3 INTENTIONALLY OMITTED

39.4 EFFECT OF DEFAULT ON OPTIONS.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (1) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three
(3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. INTENTIONALLY OMITTED.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is assorted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

      IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at ___________________________  Executed at ___________________________

on ____________________________________  on ____________________________________

by LESSOR:                               by LESSEE:
 RESEARCH VENTURE, LLC,                   LITRONIC INC.,
_______________________________________  _______________________________________

 a California limited liability company   a Delaware corporation
_______________________________________  _______________________________________


By /s/ Anthony V. Guanci                 By /s/ Kris Shah
_______________________________________  _______________________________________

Name Printed: Anthony V. Guanci          Name Printed: Kris Shah
_______________________________________  _______________________________________

Title: MANAGING MEMBER                   Title: CEO
_______________________________________  _______________________________________




By                                       By
_______________________________________  _______________________________________

Name Printed:                            Name Printed:
_______________________________________  _______________________________________

Title:                                   Title:
_______________________________________  _______________________________________

Address: ______________________________  Address: ______________________________

_______________________________________  _______________________________________

Tel. No. (___)_____ Fax No. (___) _____  Tel. No. (___)_____ Fax No. (___) _____



NET                                 PAGE 10

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071. (213) 687-8777. Fax. No. (213) 687-8616.

      (c) Copyright 1990 - BY AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION.
         ALL RIGHTS RESERVED. No part of these works may be reproduced in any form without permission in writing.

                                                               FORM 204N-R-12/91

                                    ADDENDUM

     THIS ADDENDUM is hereby attached to and made a part of that certain Standard Industrial/Commercial Single-Tenant Lease--Net dated October 10, 2001 by and between RESEARCH VENTURE, LLC, a California limited liability company, as "Lessor" and LITRONIC INC., a Delaware corporation, as "Lessee", for the Premises located in the City of Irvine, Orange County, California as more particularly described in said Lease.

     Unless otherwise defined herein, capitalized terms used in this Addendum shall have the same definitions as set forth in the Lease. The provisions of this Addendum shall supersede any inconsistent or conflicting provisions of the Lease.

INSERT 1:

     2.6 LESSEE'S ACKNOWLEDGEMENT. Lessee acknowledges that as of the execution of the Commencement Date it will have had an adequate opportunity to inspect the Premises and to investigate its physical characteristics and conditions. Except as expressly provided in Section 2.2 above, as of the execution of the Commencement Date, Lessee shall be deemed to have waived any and all objections to the physical characteristics and conditions of the Premises which would be disclosed by a reasonable and diligent inspection. Lessee acknowledges that, except as specifically provided in this Lease, neither Lessor nor any of its employees, agents or representatives has made any representations, warranties or agreements to or with Lessee on behalf of Lessor as to any matters concerning the Premises, the use thereof, or the suitability of Lessee's intended use of the Premises, and that Lessee accepts the Premises in their "AS-IS" condition. Without limiting the generality of the foregoing, Lessee understands and agrees that it leases the Premises without any representations or warranties by Lessor, or by any official, employee or agent of Lessor, regarding the existence, use, generation, manufacture, storage, transportation, release or disposal of Hazardous Substances and/or oil wells and/or underground storage tanks and/or pipelines on, under or about the Premises, or regarding whether the Premises is or may be in violation of any federal, state or local law, ordinance or regulation relating to Hazardous Substances and/or oil wells and/or underground storage tanks and/or pipelines on, under or about the Premises, including without limitation, soil and ground water conditions. Lessee acknowledges and understands that it must perform its own "due diligence" with respect to all environmental matters relating to the Premises, inclusive of any environmental audits or assessments, and that Lessee is not relying on any environmental audits or assessments performed by or on behalf of Lessor.

     2.7 PURCHASE AND FINANCING CONTINGENCY. It is understood and agreed that as of the date of this Lease, Lessor does not own the real property described in Paragraph 1.2, and that the acquisition of such real property by Lessor and the obtaining of construction financing for the construction of the building to be built thereon by Lessor on such terms and amounts as are acceptable to Lessor, are conditions precedent to the further obligations of Lessor and Lessee under this Lease. Lessor shall have the right to terminate this Lease, by written notice to Lessee, should Lessor fail to close on its acquisition of the real property and construction financing for the building to be built thereon within one hundred twenty (120) days following full execution and delivery of this Lease by both Lessor and Lessee, plus additional periods of delay due to force majeure. In the event of any such termination, Lessor shall promptly return to Lessee the Security Deposit paid upon execution and delivery of this Lease by Lessee, and thereafter the parties shall be discharged from all further rights and obligations under this Lease.

INSERT 2:

     (c) Throughout the Lease Term, Lessee, at Lessee's sole cost and expense, shall comply with, and shall not use the Premises in any way which conflicts with, all Applicable Laws and Applicable Requirements (as hereinafter defined). Lessee shall not place or permit to be placed any loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Lessor or which might damage the Premises, or place or permit to be placed any harmful liquids in the drainage systems, and Lessee shall not dump or store, or permit to be dumped or stored, any inventory, waste materials, refuse or other materials or allow any such materials to remain outside the Premises, except in designated enclosed trash areas. Lessee, at its sole cost and expense, shall procure, maintain and make available for Lessor's inspection throughout the Lease Term, all governmental approvals, licenses and permits required for the proper and lawful conduct of Lessee's Permitted Use of the Premises.

INSERT 3:

     Prior to the execution of this Lease, Lessee shall complete, execute and deliver to Lessor an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in form required by Lessor, and Lessee shall certify to Lessor all information contained in the Environmental Questionnaire as true and correct to the best of Lessee's knowledge and belief. The completed Environmental Questionnaire shall be deemed incorporated into this Lease for all purposes, and Lessor shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Lessee shall disclose to Lessor in writing the names and amounts of all Hazardous Substances, or any combination thereof, which were stored, generated, used or disposed of on, under or about the Premises for the twelve-month period prior to each Disclosure Date, and which Lessee intends to store, generate, use or dispose of on, under or about the Premises through the next Disclosure Date. At Lessor's option, Lessee's disclosure obligations hereunder shall include a requirement that Lessee update, execute and deliver to Lessor the Environmental Questionnaire, as the same may be modified by Lessor from time to time.

                                   EXHIBIT A
                                  WORK LETTER

     This Exhibit is attached to and made a part of that certain Standard Industrial/Commercial Single Tenant Lease-Net dated October 10, 2001, by and between RESEARCH VENTURE, LLC, a California limited liability company, as "Lessor", and LITRONIC INC., a Delaware corporation, as "Lessee", for the Premises located in the City of Irvine, Orange County, California, as more particularly described in said Lease.

1.   APPLICATION OF EXHIBIT

     Capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Work Letter shall apply to the planning and completion of the building, all tenant improvements therein and all hardscape improvements to the Premises (hereafter collectively the "Improvements"), as more fully set forth herein. It is understood and agreed that the Improvements shall at all times belong to and be the property of Lessor.

2.   LESSOR AM LESSEE PRE-CONSTRUCTION OBLIGATIONS

     (a) PRELIMINARY PLANS. Attached to this Work Letter as Schedule I are preliminary site plans and building specifications for the shell building portion of the Improvements (the "Preliminary Plans"). Lessee shall coordinate and cooperate with Lessor and Lessor's architect for the preparation, within thirty (30) days after full execution of this Lease by both Lessor and Lessee, of interior space plans for the tenant improvement portion of the Improvements, which shall include, without limitation, sketches and/or drawings showing locations of doors, partitioning, electrical fixtures, outlets and switches, plumbing fixtures, floor loads and other requirements. Lessor and Lessor's architect shall be entitled, in all respects, to rely upon all information supplied by Lessee regarding such interior space plans and Lessee's requirements.

     (b) WORKING DRAWINGS. Within ninety (90) days following full execution of this Lease by both Lessor and Lessee, Lessor's architect shall prepare working drawings (the "Working Drawings") for the Improvements based upon the Preliminary Plans and the aforesaid interior space plans. The Working Drawings shall include architectural, structural, mechanical, plumbing and electrical construction drawings for the building and tenant improvements, and landscape drawings for the outside areas of the Premises, based on the Preliminary Plans and the aforesaid interior space plans. Notwithstanding the Preliminary Plans and the aforesaid interior space plans, in all cases the Working Drawings (i) shall be subject to Lessor's final approval, which approval shall not be unreasonably withheld, (ii) shall not be in conflict with building codes for the City of Irvine or with insurance requirements for a fire resistive Class A building, (iii) shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction, (iv) shall be in form and content satisfactory to The Irvine Company pursuant to its approval rights under recorded covenants and restrictions encumbering the real property, and (v) shall be in a form satisfactory to any Lender.

     (c) APPROVAL OF WORKING DRAWINGS. Lessor or Lessor's architect shall submit the Working Drawings to Lessee for Lessee's review, and Lessee shall notify Lessor and Lessor's architect within ten (10) business days after delivery thereof of any requested revisions. Any requested revisions shall be reasonable in nature, must be in writing, and must indicate in detail those grounds upon which the revisions are based. Unless Lessor receives any requested revisions within such ten (10) business day period, Lessee's approval of the Working Drawings shall be conclusively deemed to have been given. Within ten
(10) business days after receipt of Lessee's notice, Lessor's architect shall make all approved revisions to the Working Drawings and submit two (2) copies thereof to Lessee for its final review and approval, which approval shall be given within five (5) business days thereafter. Concurrently with the above review and approval process, Lessor may submit all plans and specifications to the City of Irvine, The Irvine Company, and other applicable agencies in an attempt to expedite approvals and issuance of all necessary permits and licenses to construct the Improvements as shown on the Working Drawings.

     (d) SCHEDULE OF CRITICAL DATES. Set forth below is a schedule of certain critical dates relating to Lessor's and Lessee's respective obligations for the design of the Improvements. Such dates and the respective obligations of Lessor and Lessee are more fully described elsewhere in this Work Letter. The purpose of the following schedule is to provide a reference for Lessor and Lessee and to make certain the Final Approval Date occurs as set forth herein. Following the Final Approval Date, Lessee shall be deemed to have released Lessor to commence construction of the Improvements as set forth in Section 4 below.

          Reference                        Date Due                                   Responsible Party
          ---------                        --------                                   -----------------
A.        "Preliminary Plan Approval"      The date of execution of the Lease         Lessee and Lessor

B.        "Interior Space Plans"           Thirty (30) days after full execution      Lessee and Lessor
                                           of the Lease

C.        "Working Drawings Completion"     Ninety (90) days after full execution      Lessor
                                           of the Lease

D.        "Working Drawings Review"        Ten (10) business days after Lessor        Lessee
                                           submits the Working Drawings to
                                           Lessee

                                   EXHIBIT B
                          COMMENCEMENT DATE MEMORANDUM

DATE: 1/15/02, 2002

RE:   Standard Industrial/Commercial Single Tenant Lease-Net dated February 13,
2001, by and between RESEARCH VENTURE, LLC, a California limited liability company, as "Lessor", and LITRONIC INC., a Delaware corporation, as "Lessee", for the Premises located in the City of Irvine, Orange County, California, more particularly described in said Lease.

                                   Agreement

The undersigned hereby agree as follows:

     1. The Improvements (as defined in the Work Letter attached to the Lease) have been substantially completed in accordance with the terms and conditions of the Work Letter attached to the Lease.

     2. The Commencement Date, as defined in and determined in accordance with the Lease, is hereby stipulated for all purposes to be 1/16/02.

     3. The square footage of the building portion of the Premises is hereby stipulated for all purposes to be 40,100 square feet.

     4. The initial Base Rent, as defined in and determined in accordance with the Lease, is hereby stipulated for all purposes to be $73,383.00 per month (i.e. $1.83 per square foot per month X the square footage of the building portion of the Premises).

                                        "Lessor"

                                        RESEARCH VENTURE, LLC
                                        a California limited liability company


                                        By: /s/ Anthony v. Guanci
                                            ----------------------------------
                                            Its: Manager



                                        "Lessee"

                                        LITRONIC INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Its: -------------------------------


                                        By: ------------------------------------
                                            Its: -------------------------------

                                   EXHIBIT C

                             OPTION TO EXTEND TERM
                         (FAIR MARKET VALUE ADJUSTMENT)

     This Exhibit is attached to and made a part of that certain Standard Industrial/Commercial Single Tenant Lease-Net dated October 10, 2001, by and between RESEARCH VENTURE, LLC, a California limited liability company, as "Lessor", and LITRONIC INC., a Delaware corporation, as "Lessee", for the Premises located in the City of Irvine, Orange County, California, as more particularly described in said Lease.

The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall supersede any inconsistent or conflicting provisions of the Lease.

     A.   OPTION TO EXTEND TERM.

          Lessor hereby grants to Lessee one (1) option (the "Option") to extend the Original Term of the Lease for an additional consecutive term of five (5) years and zero (0) months (the "Extension"), on the same terms and conditions as set forth in the Lease, except the Base Rent shall be the amount determined as set forth below. The Option shall be exercised only by written notice delivered to Lessor at least one hundred eighty (180) days before the expiration of the Original Term of the Lease. If Lessee fails to deliver to Lessor written notice of the exercise of the option within the time period prescribed above, such Option shall lapse, and there shall be no further right to extend the term of the Lease. Lessee's rights in and to the Option shall otherwise be subject to, governed by and conditioned upon the terms and provisions set forth in Paragraph 39 of the Lease, each and all of which are incorporated herein by this reference as though set forth in full.

     B.   CALCULATION OF BASE RENT.

          The Base Rent during the Extension shall be increased, as of the commencement of the Extension (the "Rental Adjustment Date") to the greater of
(i) an amount equal to the Base Rent in effect immediately prior to the Rental Adjustment Date multiplied by 1.06, or (ii) one hundred percent (100%) of the "Fair Market Value" of the Premises, determined in the following manner: Not later than one hundred (100) days prior to the Rental Adjustment Date, Lessor and Lessee shall meet in an effort to negotiate, in good faith, the Fair Market Value of the Premises as of the Rental Adjustment Date. If Lessor and Lessee have not agreed upon the Fair Market Value of the Premises at least ninety (90) days prior to the Rental Adjustment Date, the Fair Market Value shall be determined by the following appraisal method:

               (1) If Lessor and Lessee are not able to agree upon the Fair Market Value of the Premises within the time period described above, then Lessor and Lessee shall attempt to agree in good faith upon a single appraiser not later than seventy-five (75) days prior to the Rental Adjustment Date. If Lessor and Lessee are unable to agree upon a single appraiser within such time period, then Lessor and Lessee shall each appoint one appraiser not later than sixty-five (65) days prior to the Rental Adjustment Date, and Lessor and Lessee shall each give written notice to the other of such appointment at the time of such appointment. Within ten (10) days thereafter, the two appointed appraisers shall appoint a third appraiser. If either Lessor or Lessee fails to appoint its appraiser and to give written notice thereof to the other party within the prescribed time period, the single appraiser appointed shall determine the Fair Market Value of the Premises. If both parties fail to appoint appraisers within the prescribed time periods, then the first appraiser thereafter selected by a party (such selection to be by written notice thereof to such appraiser and the other party) shall determine the Fair Market Value of the Premises. Each party shall bear the cost of its own appraiser and the parties shall share equally the cost of the single or third appraiser if applicable. All appraisers shall have at least five (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Premises are located and shall be members of professional organizations such as MAI or its equivalent.

               (2) For the purposes of such appraisal, the term "Fair Market Value" shall mean the price that a ready and willing tenant would pay, as of the Rental Adjustment Date, as monthly rent, to a ready and willing landlord of property comparable to the Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single appraiser is chosen, then such appraiser shall determine the Fair Market Value of the Premises. Otherwise, the Fair Market Value of the Premises shall be the arithmetic average of the two (2) of the three
     (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. Lessor and Lessee shall instruct the appraiser(s) to complete their determination of the Fair Market Value not later than thirty
     (30) days prior to the Rental Adjustment Date. If the Fair Market Value is not determined prior to the Rental Adjustment Date, then Lessee shall pay to Lessor the Base Rent applicable to the Premises as determined under clause (i) of this Section B until the Fair Market Value is determined. When the Fair Market Value of the Premises is determined, Lessor shall deliver notice thereof to Lessee, and Lessee shall pay to Lessor, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Lessee to Lessor for the period after the Rental Adjustment Date and the new Base Rent determined hereunder effective as of the Rental Adjustment Date, to the extent applicable.

Throughout the term of the Extension, the Base Rent shall be further increased on the 30-month anniversary of the Rental Adjustment Date to an amount equal to the Base Rent then in effect multiplied by 1.075.



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